exhibit 10.69

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         This is an amendment (this "Amendment") dated July 30, 2003 to the Credit Agreement (as hereinafter defined) between American CareSource Corporation, an Indiana corporation (the "Borrower") and Patient Infosystems, Inc., a Delaware corporation ("PATI").

                                    RECITALS

A. The Borrower and PATI are parties to a credit agreement dated April 10, 2003 (the "Credit Agreement") under which PATI loaned $2.25 million to the Borrower.

B. To evidence its obligations under the Credit Agreement the Borrower issued a series of promissory notes dated April 10, 2003, May 22, 2003 and June 11, 2003 (the "Notes").

C. As a condition to the effectiveness of the Credit Agreement and to secure its obligations under the Note and Credit Agreement, the Borrower executed and delivered to PATI a Security Agreement dated April 10, 2003 (the "Security Agreement") in which it granted a security interest to PATI on the property therein described (the "Collateral") securing the obligations of the Borrower to PATI under the Notes and Credit Agreement.

D. The parties wish to amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the agreement of the parties contained herein, and intending to be legally bound, the parties hereto agree as follows:

1. Recitals and Definitions.

         Borrower and PATI acknowledge and agree that the foregoing recitals are true and correct and as of the date of this Amendment. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement as amended by any prior amendments.

2. Amount Due.

         The Borrower and PATI acknowledge and agree that $2.25 million outstanding under the loans from the Borrower to PATI.

3.       Amendments to Credit Agreement.

a.       The aggregate amount of the Loans that may be made in accordance with
         Section 2.01 of the Credit Agreement is hereby increased from $2.25 million to $3.4 million.

                  b. As additional consideration for the Loan, pursuant to this Amendment, Borrower shall issue to PATI on the Date of this Amendment, a ten-year Warrant in the form of Exhibit 2.05 of the Credit Agreement (the "Warrant") to purchase for $.01 per share, an additional 11,220 shares of common stock of Borrower, as a result of which there will be Warrants outstanding to PATI to purchase an aggregate of 29,270 shares of Common Stock of Borrower, which equals 50.7% of the fully diluted outstanding capital stock of Borrower.

4. General.

         This Amendment is made pursuant to Section 8.01 of the Credit Agreement, and the parties hereto acknowledge that all provisions of the Credit Agreement, except as amended hereby, shall remain in full force and effect.

5. Notes.

         In order to evidence and continue the Notes as amended and modified pursuant to this Amendment, Borrower shall execute and deliver to PATI a replacement note in the form attached hereto as Exhibit A (the "Restated Note"). The Restated Note amends, restates, replaces and continues (but not a novation or repayment of) the Notes. Amounts owing under the Notes shall be deemed to be evidenced and continued by the Restated Note. Accrued and unpaid interest due and owing under the Notes as of the date of execution of this Amendment shall be due at the time that the first payment of interest under the Restated Note is due and payable.

6. Definitions.

         Whenever appearing in the Credit Agreement or any other Loan Document, the term "Credit Agreement" shall be deemed to mean the Credit Agreement as amended.

7. Representations and Warranties.

         The Borrower represents and warrants to PATI that: (i) it has the power, and has taken all necessary action to authorize, execute and deliver this Amendment and perform its obligations in accordance with the terms hereunder,
(ii) this Amendment and the Credit Agreement as amended by the Amendment is the legal, valid and binding obligation of the Borrower enforceable against the Borrower, (iii) the execution, delivery and performance of this Amendment by the Borrower will not (a) require any governmental approval or any other consent or approval; or (b) violate or conflict with any agreement to which it is a party, or result in or require the creation of any lien upon any of the assets of the Borrower, and (iv) the financial information provided by the Borrower to PATI in connection with the Borrower's request that PATI enter into this Amendment is true and correct in all material respects.

8. Fees of PATI's Counsel.

         The Borrower shall pay the fees and expenses of McCarter & English in connection with the preparation and negotiation of this Amendment and all related documents at the closing.

9. Conditions to Effectiveness.

         It shall be a condition to the effectiveness of this Amendment that PATI has received the following:

a.       This Amendment, duly executed on behalf of the Borrower and PATI;

b.       The Restated Note, duly executed by the Borrower;

c. A certificate from the Secretary of the Borrower (i) to which is attached a copy of the Certificate of Incorporation certified by the Secretary of State of Indiana and a copy of the By-laws of the Borrower, (ii) to which is attached a resolution of the Board of Directors authorizing the execution, delivery and performance of this Amendment, and (iii) setting forth the name and sample signature of the officers of the Borrower authorized to execute and deliver this Amendment;

d. The consideration to be paid to the Borrower by PATI in connection with the Amended and Restated Asset Purchase Agreement dated April 10, 2003 will be adjusted to reflect the restated shares issued to the ACS Shareholders' in accordance with the Amendment to the Asset Purchase Agreement dated July 30, 2003 attached hereto as Exhibit A;

10.      Integration.

         This Amendment together with the Credit Agreement constitute the entire agreement and understanding among the parties relating to the subject matter hereof and thereof and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter.

11.      Severability.

         If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any other jurisdiction.

12. Confirmation of Security Interest.

         By executing this Amendment, the Borrower confirms and acknowledges that the Collateral (as defined in the Security Agreement) shall continue to secure Borrower's obligations under the Credit Agreement (as herein amended) and the other Loan Documents (as amended and confirmed hereby). Borrower confirms its grant of a security interest in the Collateral (as defined in the Security Agreement) and hereby grants to PATI a security interest in such Collateral as collateral for the repayment to PATI of the obligations of Borrower as described therein and herein. For all purposes of the Security Agreement, the term "Obligations" as defined therein shall include all obligations described therein and the obligations of the Borrower under the Note(s). All other terms and provisions of the Security Agreement remain unchanged and the Security Agreement continue in full force and effect on the date hereof.



13. No Forfeiture of Rights.

         The parties hereto acknowledge that by agreeing to this Amendment, they are not waiving any rights or remedies they may have under this agreement or any prior agreement by or among the parties.



14. Incorporation by Reference.

         This Amendment is incorporated by reference into the Credit Agreement and the other Loan Documents. Except as otherwise provided herein, all of the other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect as of the date of this Amendment.

15. Governing Law; Successors and Assigns.

         This Amendment is governed by the laws of the State of New York and is binding upon the Borrower and PATI and their respective successors and/or assigns and/or heirs and executors, as the case may be.

16.      Counterparts.

         This Amendment may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, on the date first above written.


                               PATI



                               By:  /s/Roger L. Chaufournier
                              Name:    Roger L. Chaufournier
                              Title:   President

                               ACS



                               By:   /s/Robert A. Prosek
                               Name:    Robert A. Prosek
                               Title:   President